UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2015

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)
90502
(Zip Code)
310-787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 5, 2015, Farmer Bros. Co., a Delaware corporation (the "Company"), issued a press release announcing its financial results for the second quarter ended December 31, 2014. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

Item 2.05. Costs Associated with Exit or Disposal Activities.
On February 5, 2015, the Company announced a plan ("Corporate Relocation Plan") approved by the Board of Directors on February 3, 2015, pursuant to which the Company will close its Torrance, California facility and relocate these operations to a new state-of-the-art manufacturing, distribution and corporate headquarters facility. The new facility is expected to be located in Dallas/Fort Worth, Texas or Oklahoma City, Oklahoma pending the outcome of state and local government incentive negotiations and final site selection. The Company’s decision resulted from a comprehensive review of alternatives designed to make the Company more competitive and better positioned to capitalize on growth opportunities.The Company expects to close its Torrance facility in phases beginning in the summer of 2015. Construction of the new facility and relocation are expected to be completed by the end of the summer of 2016. Approximately 350 positions are expected to be impacted as a result of the Torrance facility closure.

Subject to the finalization of certain estimates, the Company estimates that it will incur approximately $25 million in cash costs in connection with the exit of the Torrance facility, consisting of $14 million in employee retention and separation benefits, $4 million in equipment relocation costs and $7 million in other associated costs. The Company expects to incur certain other non-cash asset impairment costs and potential curtailment charges the amount of which the Company has not yet estimated.

The Company expects to recognize approximately 40% of the aggregate cash costs in fiscal 2015, including $1.0 million incurred in the first half of fiscal 2015, with the remainder expected to be recognized in fiscal 2016 and the first quarter of fiscal 2017. The Company also expects to incur approximately $35 million to $40 million in new facility costs with an additional $20 million to $25 million in anticipated capital expenditures for machinery and equipment, furniture and fixtures, and related expenditures. The capital expenditures associated with the new facility are expected to be partially offset by the net proceeds from the planned sale of the Company's Torrance facility. The Company believes that the current land value of the Torrance facility, based strictly on comparable sales data and the size of the parcel (and without any changes or improvements to the parcel or the facility), is estimated to be between $28 million and $35 million.

A copy of the press release announcing the Corporate Relocation Plan is attached hereto as Exhibit 99.1 and incorporated in this Item 2.05 by reference.

Item 7.01. Regulation FD Disclosure.
The information set forth in Item 2.02 and Item 2.05 above is hereby incorporated herein by reference. As provided in General Instruction B.2. of Form 8-K, the information and exhibit furnished pursuant to Item 2.02 and 7.01 of this report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, the exhibit furnished herewith contains statements intended as "forward-looking statements" that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Investor Conference Call
The Company will host an investor conference call at 5:00 p.m. Eastern time (2:00 p.m. Pacific time) on February 5, 2015 to review the Company’s results for the second quarter ended December 31, 2014 and to discuss the announcement regarding the Corporate Relocation Plan.  The call will be open to all interested investors through a live audio web broadcast via the Internet at—http://edge.media-server.com/m/p/4wbc6ku5—and at the Company’s website www.farmerbros.com under “Investor Relations.”
The audio-only webcast will be available approximately four hours after the end of the live webcast and will be archived for approximately 30 days on the Investor Relations section of the Farmer Bros. Co. website.

Cautionary Statement Regarding Forward-Looking Statements.
Certain statements contained in this Current Report on Form 8-K, including the Company’s plans and expectations regarding the Corporate Relocation Plan, are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 filed with the Securities and Exchange Commission (the "SEC") on September 16, 2014.  These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this report and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing and success of implementation of the Corporate Relocation Plan, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business, achievement of financial metrics related to those plans, the success of the Company to retain and/or attract qualified employees, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, changes in the strength of the economy, our ability to refinance or replace our existing credit facility upon its expiration, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described in this report and other factors described from time to time in our filings with the SEC.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of Farmer Bros. Co. dated February 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2015

FARMER BROS. CO.

By:	/s/ Mark J. Nelson
Mark J. Nelson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Farmer Bros. Co. dated February 5, 2015